UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material Under §240.14a-12

GLAUKOS CORPORATION
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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Your Vote Counts! GLAUKOS CORPORATION 2022 Annual Meeting Vote by June 01, 2022 11:59 PM ET GLAUKOS CORPORATION 229 AVENIDA FABRICANTE SAN CLEMENTE, CA 92672 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 30# FLASHID-JOB# You invested in GLAUKOS CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 02, 2022. Get informed before you vote View the Notice & Proxy Statement, 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 02, 2022 9:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/GKOS2022 *Please check the meeting materials for any special requirements for meeting attendance. 1 OF 322,224 148,294 2 For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX

Vote at www.ProxyVote.com

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:** 01) Mark J. Foley 02) David F. Hoffmeister 03) Gilbert H. Kliman, M.D.	For
2.	Approval, on an advisory basis, of the compensation of the Company's named executive officers.	For
3.	Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.	For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

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FLASHID-JOB#